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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): October 2, 2000

                           ENCORE MEDICAL CORPORATION
             (Exact name of registrant as specified in its charter)


           Delaware                  0-26538                    65-0572565
(State or other jurisdiction       (Commission                (IRS Employer
       of incorporation)           File Number)             Identification No.)


                     9800 Metric Blvd., Austin, Texas 78758
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (512) 832-9500


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ITEM 5.  APPOINTMENT OF NEW CHIEF EXECUTIVE OFFICER AND PRESIDENT.

         Effective October 2, 2000, Encore Medical Corporation announced that it has hired Kenneth Davidson as Chief Executive Officer and President. Nick Cindrich, current CEO will remain as Chairman of the Board of Encore Medical Corporation. Craig Smith will remain as President of Encore Orthopedics, Inc.

ITEM 7.  EXHIBITS.

         The following is a list of exhibits filed as part of this Current Report on Form 8-K:

Exhibit No.                                          Description

         99.1      Press Release issued October 2, 2000


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       ENCORE MEDICAL CORPORATION



Date: October 3, 2000                  By:  /s/ Nick Cindrich
                                          ----------------------------
                                          Nick Cindrich, Chairman of the Board



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                                INDEX TO EXHIBITS

Exhibit
 Number                       Description
--------                      -----------
  99.1              Press Release issued October 2, 2000